EXHIBIT 10.38
-------------



                              CREDITORS AGREEMENT
                              -------------------

      THIS CREDITORS AGREEMENT (this "Agreement"), dated as of the 15th day of May, 2000, is made by and among The Haugen Family Trust, the Ochs Family Trust, First Fruit, Inc. a California corporation, Genesee Mutual Investments, LLC, a California limited liability company (the "Secured Creditors' Representative"), For His Adopted Children, Inc., a California corporation, David Doerge, Donald Haidl and Corey Schlossman, (each, including the Secured Creditors' Representative, a "Creditor", and, collectively, the "Creditors") and Entrade, Inc. a Pennsylvania corporation ("Borrower").

      WHEREAS, concurrently with this Agreement, the Creditors are loaning an aggregate of $7,000,000 to Borrower (the "Loans") pursuant to a Note and Warrant Purchase Agreement, and corresponding Secured Promissory Notes, by and between Borrower and each of the Creditors, and a Pledge Agreement by and between Borrower, Asset Liquidation Group, Inc., a Nevada corporation ("ALG"), Public Liquidation Group, Inc., a Nevada corporation ("PLS") and Doerge Capital Management all of even date herewith (each a "Loan Document" and collectively, the "Loan Documents");

      WHEREAS, Pursuant to the Pledge Agreement, Borrower has pledged as collateral for the Loans, all of the shares of ALG and PLS. The parties desire to enter into this Agreement for the purpose of agreeing as to the management of the Loans and the Collateral and the Creditors respective rights and obligations if an Event of Default should occur. Capitalized terms used but not defined herein shall have the meaning set forth in the Pledge Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and agreement set forth herein, the parties hereby agree as follows:

      1. PRIORITY OF LOANS. The Creditors agree among themselves that their Loans are in equal priority and that their security interests in the Pledged Collateral rank equal in priority according to the ratio of indebtedness.

      2. CROSS-DEFAULT. The Borrower hereby agrees to pay each Creditor pro rata according to the ratio of such Creditor's Loan to all of the Loans and that a default on any of the Liabilities to any of the Creditors and an acceleration thereof or a demand for payment by any of the Creditors shall be deemed to be a default and an acceleration and demand for payment with respect to or by the other Creditors.

      3. DEFAULT. Each Creditor agrees to notify immediately the others upon the occurrence of an Event of Default and an acceleration as a result thereof or demand for payment under any of the obligations of the Borrower to it in connection with the Loans or any Loan Document. Unless such default and acceleration thereof or demand for payment is waived by all Creditors, each Creditor shall, to the extent possible, cause each and every obligation of Borrower in connection with this Agreement to become and be forthwith due and payable. Each Creditor shall inform the others of the total obligations of the Borrower then outstanding to such Creditors after such default and acceleration thereof or demand for payment. Subsequent to such a default and an acceleration as a result thereof or demand for payment, the Creditors shall share pro rata according to the ratio which the indebtedness owed to each one bears to the aggregate indebtedness of Borrower under all Loans (exclusive of any other extension of credit by any Creditor to Borrower or any affiliate thereof), in all of the payments and/or receipts, including any setoffs, received by them on account of any of Borrower's obligations to the Creditors whether voluntary, involuntary or received as a result of offset, counterclaim or otherwise and shall include all amounts received from any source whatsoever, including but not limited to the proceeds of liquidation of the Pledged Collateral, and payments by guarantors or third parties or from the proceeds of any property securing such guaranties, such that, at any time, each Creditor shall have received the same proportionate share of payment of its Loan as all other Creditors. Collateral. Such pro rata distributions shall be made as proceeds are realized from the liquidation of the Pledged Collateral or obtained from any guarantors, or as proceeds are realized from the liquidation of property securing such guaranties. Such pro rata distributions shall be made as proceeds are realized from the liquidation of the Pledged Collateral or obtained from any guarantors or third parties, or as proceeds are realized from the liquidation of property securing such guaranties.

      4. DELEGATION OF AUTHORITY TO SECURED CREDITORS' REPRESENTATIVE. In order that the Creditors shall maximize the efficiency of their efforts and receive the greatest benefit from their security interests, it is agreed that upon the occurrence of an Event of Default under any Loan, then as between the Creditors and the Borrower, any trustee, receiver or other representative of Borrower under the bankruptcy, reorganization, arrangement, insolvency or other debtors' relief laws, that the Secured Creditors' Representative shall direct Doerge Capital Management, the Pledgee under the Pledge Agreement, enforce its security interest and the security interests of all Creditors and share pro rata with the other Creditors based on their respective ratios provided hereinabove. Upon the occurrence of an Event of Default, the Secured Creditors' Representative is hereby irrevocably authorized by each of the other Creditors to take any and all actions with respect to the collection of the Loans, the exercise of any rights of the Creditors under any of the Loan Documents, including any rights to foreclose or otherwise deal with the Pledged Collateral, including the exercise of any rights under the Collateral Agent Agreement, of even date herewith, by and among the Creditors and Doerge Capital Management. The Creditors each agree that, upon the occurrence of an Event of Default, no Creditor other than the Secured Creditors' Representative shall take any action with respect to the enforcement of the Loan Documents or the collection of the Loans, including without limitation, any compromise, waiver or other action with respect to the Loans without the prior written approval of the Secured Creditors' Representative and that each Creditor will promptly execute any and all documents and take any actions requested by the Secured Creditors' Representative in connection with the enforcement of the Loans Documents or the collection of the Loans. The Secured Creditors' Representative shall be entitled to exercise its discretion in connection with the enforcement of the Loan Documents and the collection of the Loans and neither the Secured Creditors' Representative nor any of its employees, officers, members managers or agents shall have any liability to any Creditor as a result of any and all lawful action which the Secured Creditors' Representative or any such person takes or omits to take (including any actions with respect to the foreclosure upon or sale of the Pledged Collateral, release of security interest, waiver of claims or failure to realize upon any of the Pledged Collateral or to institute or prosecute or fail to institute or prosecute any claims in connection with the Loans), regardless of whether such actions or omissions may adversely affect any Creditor's rights under any Loan Document or in connection with its Loan. The Borrower acknowledges the appointment of the Secured Creditors' Representative hereunder and agrees to accept its authority to act as provided herein.

      5. INDEMNITY; EXCULPATION. Each of the Creditors, severally in accordance with the ratio of its Loan to all the Loans, agrees to indemnify, defend and hold Secured Creditors' Representative and its employees, officers, members managers or agents, harmless from and against any liabilities, claims, costs or expenses, including reasonable attorneys' fees incurred or suffered by Secured Creditors' Representative or any such person in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents, or the taking of any lawful actions or omissions arising out of or relating to the enforcement of the Loan Documents or the collections of the Loans. The Creditors agree to promptly (and in any event within 30 days after written request therefor) reimburse the Secured Creditors' Representative for their pro rata share of any reasonable out-of-pocket expenses, costs and legal fees incurred by it in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Documents or this Agreement, or the taking of any lawful actions or omissions arising out of or relating to the enforcement of the Loan Documents or the collections of the Loans or the enforcement of this Agreement. Without limiting the foregoing, the Secured Creditors' Representative (a) may treat the payee of any Loan as the holder thereof until it receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to it; (b) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable to any Creditor for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, even if not lawful; (c) makes no warranty or representation to any Creditor and shall not be responsible to any Creditor for any statements, warranties or representations made in or in connection with any Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (e) shall not be responsible to any Creditor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; and (f) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      6. AMENDMENTS, ETC. This agreement constitutes the full and complete agreement of the parties with respect to the subject matter hereof and supersedes any prior agreements, writings or discussions. No amendment or waiver of any provision of this Agreement, or consent to any departure by therefrom, shall in any event be effective unless the same is in writing and signed by all Creditors representing at least a two-thirds interest in the Loans (after the sharing provisions of Section 3 above are applied).

      7. NOTICES, ETC. All notices, demands and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered, as provided in the Pledge Agreement.

      8. BINDING EFFECT; ASSIGNMENT OR PARTICIPATION. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Secured Creditors' Representative and each Creditor, and their respective succes-sors and assigns, except that the Borrower shall not have the right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of the Creditors. Each Creditors may assign to one or more other entities all or any part of, and may grant participations to one or more other entities in or to all or any part of, the Loan made by such Creditor and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant of such assignment or participation shall have the same rights and obligations hereunder.

      9. Severability. The provisions of this Agreement are severable, and if any clause or provision is held to be invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

      10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an originally executed counterpart of this Agreement.

      11. Jurisdiction, Etc. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any California state court or United States federal court sitting in Los Angeles, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such state or, to the extent permitted by law, federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any other jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents in any state or federal court specified in Section 11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such action or proceeding in any such court.

      12. GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

      13. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE CREDITORS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR ANY OF THE ACTIONS OF THE BORROWER, THE SECURED CREDITORS' REPRESENTATIVE OR THE CREDITORS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

14. RESIGNATION AND REMOVAL OF SECURED CREDITORS' REPRESENTATIVE. The Secured Creditors' Representative may resign at any time, without liability hereunder, upon two days prior written notice to the Creditors. The Secured Creditors' Representative may be removed upon the written consent of Creditors holding at least two-thirds of the total amount of the Loans (after the sharing provisions of Section 3 above are applied). In the event of the resignation or removal of the Secured Creditors' Representative, the Creditor may, by written consent of Creditors holding at least a two-third interest in the Loans (after the sharing provisions of Section 3 above are applied), appoint another party, who may or may not be a Creditor, as Secured Creditors' Representative. If no successor Secured Creditors' Representative is appointed within 10 days after the resignation or removal of the Secured Creditors' Representative, this Agreement shall terminate and be of no further force or effect, except that the provisions of Section 5 et. seq. shall continue in effect.

      15. ATTORNEYS' FEES. If an arbitration or other legal proceeding is brought to enforce or interpret the provisions of this Agreement or any other agreement or instrument provided for herein or as to the rights or obligations of any party to this Agreement or such other agreement or instrument, the prevailing party in such action shall be entitled to recover as an element of such party's costs of suit, and not as damages, a reasonable attorney's fee to be fixed by the court or the arbitrator. The prevailing party shall be the party who is entitled to recover its costs of suit as ordered by the arbitrator, the court or by applicable law or court rules. A party not entitled to recover its costs shall not recover attorney's fee.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.



                               THE HAUGEN FAMILY TRUST


                               By:
                                     ------------------------------
                                     Richard M. Haugen, TTEE



                               THE OCHS FAMILY TRUST


                               By:
                                     ------------------------------
                                     Peter M. Ochs, TTEE



                               FIRST FRUIT, INC.


                               By:
                                     ------------------------------
                                     Peter M. Ochs, President



                               GENESEE MUTUAL INVESTMENTS, LLC


                               By:
                                     ------------------------------
                                     Paul A. Neff, Manger



                               FOR HIS ADOPTED CHILDREN, INC.

                               By:
                                     ------------------------------
                                     Paul A. Neff, President


                                     ------------------------------
                                     Donald Haidl


                                     ------------------------------
                                     Corey Schlossman


                                     ------------------------------
                                     David Doerge



                               ENTRADE INC.

                               By
                                     ------------------------------
                                     Its: